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                                                                   Exhibit 10.11
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                                                        Lease No. 14-20-H62-4650
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 5-5429                       UNITED STATES             Contract No. N/A
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(August 1961)            DEPARTMENT OF THE INTERIOR

                           Bureau of Indian Affairs

                          ASSIGNMENT OF MINING LEASE

          Whereas, the Secretary of the Interior or his authorized representative has heretofore approved Cooperative Plan of Development and
Operation for the Antelope Creek enhanced Recovery Project, dated   February 17
, 1994, entered into by and between Ute Indian Tribe and Ute Distribution
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Corporation, lessor, and PETROGLYPH OPERATING COMPANY, INC., as Operator, and
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PETROGLYPH GAS/, lessee, covering the following lands in the UINTAH AND OURAY
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RESERVATION in the State of UTAH, COUNTY OF DUCHESNE:
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     TOWNSHIP 5 SOUTH, RANGE 3 WEST, U.S.M.
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     ALL of Lots 2, 3, 4, 5, 6, 7, 8, 9, 10, 15, 16, 17, 18, 19, 20, 21, 28,
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     29, 30, 31, 32, and 33
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     Now, Therefore, for and in consideration of TEN dollars ($ 10.00 ), the
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receipt of which is hereby acknowledged, the said PETROGLYPH GAS PARTNERS, L.P.
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100% Working Interest Owner Agreement

the owner of the above-described lease, hereby bargains, sells, transfers, assigns, and conveys Fifty percent (50%) of all Working Interest Owner's right,
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title and interest in and to said lease, Agreement

subject to the approval of the Secretary of the Interior or his authorized representative to CoENERGY ENHANCED PRODUCTION, INC., of 150 W. Jefferson
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Avenue, Suite 1900, Detroit, Michigan  48226.  Said assignment to be effective
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from date of approval hereby by the Secretary of the Interior or his authorized representative.

     In Witness Whereof, the said assignor has hereunto set its hand and seal,
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this 26 day of June , 1996
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                              PETROGLYPH GAS PARTNERS, L.P. by
                              Petroglyph Energy, Inc., General Partner
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                              By: /s/ Robert C. Murdock
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                                    Robert C. Murdock, President